UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d)

OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): March 26, 2026

Future Money Acquisition Corporation

(Exact name of registrant as specified in its charter)

Cayman Islands	001-43197	N/A
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

475 Brannan St, San Francisco, CA	94107
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (647) 986-0980

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Units, each consisting of one ordinary share and one right	FMACU	The Nasdaq Stock Market LLC
Ordinary shares, par value $0.0001 per share	FMAC	The Nasdaq Stock Market LLC
Rights, each right entitling the holder to receive one-fifth (1/5) of one ordinary share	FMACR	The Nasdaq Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01. Entry into a Material Definitive Agreement.

The registration statement (File No. 333-291996) (the “Registration Statement”) relating to the initial public offering (“IPO”) of Future Money Acquisition Corporation (the “Company”) was declared effective by the Securities and Exchange Commission SEC on March 16, 2026, and on March 26, 2026. In connection therewith, the Company entered into the following agreements previously filed as exhibits to the Registration Statement:

●	An Underwriting Agreement, dated March 26, 2026, by and between the Company and D. Boral Capital LLC, as representative of the underwriters, a copy of which is attached as Exhibit 1.1 hereto and incorporated herein by reference.

●	A Rights Agreement, dated March 26, 2026, by and between the Company and VStock Transfer, LLC, as Rights agent, a copy of which is attached as Exhibit 4.1 hereto and incorporated herein by reference.

●	An Investment Management Trust Agreement, dated March 26, 2026, by and between the Company and Equiniti Trust Company, LLC, as trustee, a copy of which is attached as Exhibit 10.1 hereto and incorporated herein by reference.

●	A Registration Rights Agreement, dated March 26, 2026, by and among the Company, Future Wealth Capital Corp. (the “Sponsor”) and certain security holders, a copy of which is attached as Exhibit 10.2 hereto and incorporated herein by reference.

●	A Placement Units Purchase Agreement, dated March 26, 2026 (the “Placement Units Purchase Agreement”), by and between the Company and the Sponsor, a copy of which is attached as Exhibit 10.3 hereto and incorporated herein by reference.

●	A Letter Agreement, dated March 26, 2026, by and among the Company, the Sponsor and the officers and directors of the Company, a copy of which is attached as Exhibit 10.4 hereto and incorporated herein by reference.

●	An Indemnity Agreements, dated March 26, 2026, by and between the Company and each of the officers and directors of the Company, a form of which is attached as Exhibit 10.5 hereto and incorporated herein by reference.

●	An Administrative Services Agreement, dated December 1, 2025, by and between the Company and Sponsor, a copy of which is attached as Exhibit 10.6 hereto and incorporated herein by reference.

On March 30, 2026, the Company consummated its IPO of 11,200,000 units (including 1,200,000 units issued upon the partial exercise of the over-allotment option, the “Units”). The Units were sold at a price of $10.00 per Unit, generating gross proceeds to the Company of $112,000,000. Each Unit consists of one ordinary share of the Company, par value $0.0001 per share (the “Ordinary Shares”), and one right to receive one-fifth (1/5) of one Ordinary Share upon the consummation of the Company’s initial business combination.

The Company also issued to D. Boral Capital LLC, the representative of the underwriters of the IPO (the “Representative”), 28,000 Ordinary Shares as part of the underwriting compensation (the “Representative Shares”) on the closing of the IPO. The Representative Shares are identical to the Ordinary Shares included in the Units, except that the Representative has agreed not to transfer, assign, sell, pledge, or hypothecate any such representative shares, or subject such representative shares to hedging, short sale, derivative, put or call transaction that would result in the economic disposition of the securities by any person until 180 days immediately following the commencement of sales of this offering pursuant to FINRA Rule 5110(e)(1), subject to exceptions pursuant to FINRA Rule 5110(e)(2). The Representative has agreed (i) to waive its redemption rights with respect to such shares in connection with the completion of our initial business combination and (ii) to waive its rights to liquidating distributions from the trust account with respect to such shares if we fail to complete our initial business combination within the period to consummate the initial business combination.

As of March 30, 2026, a total of $12,560,000 (or $10.05 per Unit) of the net proceeds from the IPO and the Private Placement (as defined below) were deposited in a trust account established for the benefit of the Company’s public shareholders. An audited balance sheet as of March 30, 2026, reflecting receipt of the proceeds upon consummation of the IPO and the Private Placement will be filed within four (4) business days of the consummation of the IPO.

Item 3.02. Unregistered Sales of Equity Securities.

Simultaneously with the closing of the IPO, pursuant to the Placement Units Purchase Agreement, the Company completed the private sale of an aggregate of 304,000 units (the “Private Placement Units”) to the Sponsor at a price of $10.00 per Private Placement Unit, generating total gross proceeds of $3,040,000. The Private Placement Units (and underlying securities) are identical to the units included in the Units sold in the IPO, except as otherwise disclosed in the Company’s Registration Statement. No underwriting discounts or commissions were paid with respect to such sale. The issuance of the Private Placement Units was made pursuant to the exemption from registration contained in Section 4(a)(2) of the Securities Act of 1933, as amended.

Item 5.02. Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On March 16, 2026, in connection with the IPO, Shaoke Li, Andy F. Wong, and Paul Cameron (collectively, the “Directors”) were appointed to the board of directors of the Company (the “Board”). Effective March 16, 2026, each of Shaoke Li, Andy F. Wong, and Paul Cameron was appointed to the Board’s Audit Committee, with Mr. Shaoke Li serving as chair of the Audit Committee. Each of Shaoke Li, Andy F. Wong, and Paul Cameron was appointed to the Board’s Compensation Committee, with Mr. Andy F. Wong serving as chair of the Compensation Committee.

On March 26, 2026, the Company entered into indemnity agreements with each of the Directors and executive officers, which require the Company to indemnify each of them to the fullest extent permitted by applicable law and to advance expenses incurred as a result of any proceeding against them as to which they could be indemnified. The foregoing summary of the indemnity agreements does not purport to be complete and is subject to, and qualified in its entirety by, the full text of the form of indemnity agreement, which is filed as Exhibit 10.5 to this Current Report on Form 8-K and incorporated herein by reference.

Item 5.03. Amendments to the Amended and Restated Memorandum and Articles of Association; Change in Fiscal Year.

On March 27, 2026, in connection with the IPO, the Company filed its amended and restated memorandum and articles of association (the “Amended and Restated Memorandum and Articles of Association”) with the Cayman Islands Registrar of Companies, which was adopted and became effective on March 26, 2026. The terms of the Amended and Restated Memorandum and Articles of Association are set forth in the Registration Statement and are incorporated herein by reference. A copy of the Amended and Restated Memorandum and Articles of Association is attached as Exhibit 3.1 hereto and incorporated herein by reference.

Item 8.01. Other Events.

On March 26, 2026, the Company issued a press release announcing the pricing of the IPO, a copy of which is attached as Exhibit 99.1 to this Current Report on Form 8-K.

On March 30, 2026, the Company issued a press release announcing the closing of the IPO, a copy of which is attached as Exhibit 99.2 to this Current Report on Form 8-K.

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits

The following exhibits are being filed herewith:

Exhibit No.	Description

1.1	Underwriting Agreement, dated March 26, 2026, by and between the Company and D. Boral Capital LLC, as representative of the several underwriters.

3.1	Amended and Restated Memorandum and Articles of Association of the Company.

4.1	Rights Agreement, dated March 26, 2026, by and between the Company and VStock Transfer, LLC, as rights agent.

10.1	Investment Management Trust Agreement, dated March 26, 2026, by and between the Company and Equiniti Trust Company, LLC, as trustee.

10.2	Registration Rights Agreement, dated March 26, 2026, by and among the Company, the Sponsor and certain security holders.

10.3	Placement Units Purchase Agreement, dated March 26, 2026, by and between the Company and the Sponsor.

10.4	Letter Agreement, dated March 26, 2026, by and among the Company, the Sponsor and the officers and directors of the Company.

10.5	Form of Indemnity Agreement.

10.6	Administrative Services Agreement, dated December 1, 2025, by and between the Company and Future Wealth Capital Corp, Inc.

99.1	Press Release, dated March 26, 2026.

99.2	Press Release, dated March 30, 2026.

104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Future Money Acquisition Corporation

	By:	/s/ Siyu Li
	Name:	Siyu Li
	Title:	Chief Executive Officer and Chairman
Dated: April 1, 2026